QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2012

Kratos Defense & Security Solutions, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-27231	13-3818604
(State or Other Jurisdiction of Incorporation)	Commission File Number	(I.R.S. Employer Identification Number)

4820 Eastgate Mall, San Diego, CA 92121
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (858) 812-7300

N/A
(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

Stock Purchase Agreement

        On May 8, 2012, Kratos Defense & Security Solutions, Inc. ("we", "Kratos" or the "Company") entered into a stock purchase agreement (the "CEI Purchase Agreement") with Composite Engineering, Inc. ("CEI"), the shareholders of CEI (each, a "CEI Shareholder" and collectively, the "CEI Shareholders"), and Amy Fournier, in her capacity as shareholder representative thereunder (the "Shareholder Representative"). The boards of directors of Kratos and CEI have approved the CEI Purchase Agreement and the transactions contemplated thereby. Pursuant to the terms of the CEI Purchase Agreement, we will acquire all of the issued and outstanding shares of common stock of CEI ("CEI Common Stock"), for an aggregate purchase price of $155.0 million, of which $135.0 million will be paid in cash, subject to adjustments for transaction expenses incurred by CEI, indebtedness of CEI, post-closing working capital adjustments, and CEI's tax liabilities for the 2012 taxable year, and $20.0 million will be paid in shares of our common stock. The number of shares of our common stock issuable to the CEI Shareholders will be based on the issue price of our common stock in the Offering (as defined below in Item 8.01) (such shares, the "Consideration Shares") and, following the closing of the acquisition and completion of the Offering, the CEI Shareholders will have certain piggy-back registration rights with respect to the Consideration Shares. Unless otherwise registered under the Securities Act of 1933, as amended (the "Securities Act"), the Consideration Shares may be sold by the CEI Shareholders in accordance with Rule 144 promulgated under the Securities Act.

        Upon completion of the acquisition, we will withhold an aggregate of $12.7 million from the cash portion of the purchase price, to be delivered to an escrow agent, of which (i) $10.7 million will be held as collateral and security for the rights of certain indemnified parties, including in connection with post-closing working capital adjustments, and (ii) $2.0 million will be held to pay the costs and expenses of the Shareholder Representative and the CEI Shareholders after the completion of the acquisition. Upon completion of the acquisition, and subject to the satisfaction or waiver of the conditions set forth in the CEI Purchase Agreement, CEI will become our wholly owned subsidiary.

        Pursuant to the terms of the CEI Purchase Agreement, Kratos and the CEI Shareholders expect to make an election under Section 338(h)(10) of the Internal Revenue Code, which will allow the Company to deduct for income tax purposes the goodwill attributable to CEI over a 15-year amortization period.

        The completion of the acquisition is subject to customary closing conditions, including (i) the expiration of all applicable waiting periods under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), (ii) subject to certain materiality exceptions, the accuracy of the representations and warranties made by each of Kratos and CEI and the compliance by each of Kratos and CEI with their respective obligations under the CEI Purchase Agreement, (iii) the absence of a material adverse effect on CEI, (iv) the receipt of certain required consents, (v) the receipt of certain legal opinions, (vi) the receipt of certificates of certain officers of Kratos and CEI, and (vii) other closing conditions set forth in the CEI Purchase Agreement.

        Kratos and CEI have made customary representations, warranties, and covenants in the CEI Purchase Agreement, including, among other things, covenants regarding (i) the operation of CEI's business prior to the closing, (ii) Kratos' obligations with respect to certain offers of employment, the issuance of restricted stock units to certain key managers of CEI to induce them to accept employment with Kratos and the provision of indemnification insurance for CEI's directors and officers, and (iii) the parties' obligations to cooperate in seeking regulatory approvals, including under the HSR Act.

        The CEI Purchase Agreement contains certain termination rights for each of Kratos and CEI and the Shareholder Representative (acting together). The CEI Purchase Agreement also provides for indemnification of the CEI Shareholders and Kratos, under certain circumstances, provided, however, that the CEI Shareholders shall not be liable for certain losses until the aggregate amount of such losses exceeds $1.5 million and shall not be liable for aggregate losses in excess of the purchase price.

        The foregoing description of the CEI Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the CEI Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and the terms of which are incorporated herein by reference.

        The CEI Purchase Agreement has been attached hereto pursuant to applicable rules and regulations of the Securities and Exchange Commission ("SEC") in order to provide investors and stockholders with information regarding its terms. However, it is not intended to provide any other factual information about the Company, CEI, their respective subsidiaries and affiliates or any other party. In particular, the representations, warranties and covenants contained in the CEI Purchase Agreement have been made only for the purpose of the CEI Purchase Agreement and, as such, are intended solely for the benefit of the parties to the CEI Purchase Agreement. In many cases, these representations, warranties and covenants are as of specific dates, subject to limitations agreed upon by the parties and qualified by certain disclosures exchanged by the parties in connection with the execution of the CEI Purchase Agreement. Furthermore, many of the representations and warranties in the CEI Purchase Agreement are the result of a negotiated allocation of contractual risk among the parties and, taken in isolation, do not necessarily reflect facts about the Company, CEI, their respective subsidiaries and affiliates or any other party. Likewise, any references to materiality contained in the representations and warranties may not correspond to concepts of materiality applicable to investors or stockholders. Finally, information concerning the subject matter of the representations and warranties may change after the date of the CEI Purchase Agreement and these changes may not be fully reflected in the Company's public disclosures.

Amendments to Credit Agreement

        On May 4, 2012, we entered into a second amendment (the "Second Amendment") to our existing Credit and Security Agreement ("Credit Agreement"), dated as of May 19, 2010, as amended and restated as of July 27, 2011, with KeyBank National Association ("KeyBank") and certain other lenders. Among other things, the Second Amendment (i) increased the amount of the Credit Agreement from $90.0 million to $110.0 million, (ii) added to and modified the definitions of certain terms contained in the Credit Agreement, (iii) added Cathay Bank as a lender under the Credit Agreement and (iv) updated certain schedules to the Credit Agreement.

        On May 8, 2012, we entered into a third amendment (the "Third Amendment" and together with the Second Amendment, the "Credit Amendments") to the Credit Agreement. Under the terms of the Third Amendment, the definitions of certain terms of the Credit Agreement were modified and the acquisition of CEI was approved. We expect to use the net proceeds from the Offering (as defined below in Item 8.01) together with the borrowings under our credit facility to fund the purchase of the CEI Common Stock in connection with the acquisition of CEI and to pay related fees and expenses.

        The foregoing description of the Credit Amendments does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Second Amendment and Third Amendment, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and the terms of which are incorporated herein by reference.

Additional Information and Where to Find It

        The issuer has filed a registration statement (including a prospectus) and a preliminary prospectus supplement with the SEC for an underwritten public offering in connection with its proposed acquisition of CEI. Before you invest in such offering, you should read the preliminary prospectus supplement, including the base registration statement (and accompanying prospectus), and other documents the issuer has filed with the SEC for more complete information about the issuer and the offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer or the underwriter participating in the offering will arrange to send you the preliminary prospectus supplement and accompanying prospectus if you request them by calling toll-free 1-888-295-0155.

Item 3.02    Unregistered Sale of Equity Securities.

        The disclosures made in response to Item 1.01 above are incorporated herein by reference.

        The issuance of the Consideration Shares to the CEI Shareholders is exempt from the registration requirements of the Securities Act pursuant to Section 4(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 8.01    Other Events.

        On May 8, 2012, the Company (i) issued a press release announcing the proposed acquisition of CEI, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference and (ii) issued a press release announcing the launch of an underwritten public offering of its common stock (the "Offering"), a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(a)
Financial Statements of Businesses Acquired.

        Attached hereto as Exhibit 99.3 is the audited financial information for CEI (including the notes thereto) for the fiscal years ended December 26, 2009, January 1, 2011 and December 31, 2011, including the Report of Independent Auditors, Moss-Adams, LLP, dated March 19, 2012, related thereto.

        Attached hereto as Exhibit 99.4 is the unaudited financial information for CEI (including the notes thereto) for the three months ended March 31, 2012 and March 31, 2011.

(d)
Exhibits.

2.1†	Stock Purchase Agreement, dated May 8, 2012, by and among Kratos Defense & Security Solutions, Inc., Composite Engineering, Inc., and Amy Fournier, the stockholders representative.
10.1	Second Amendment to Credit and Security Agreement, dated as of May 4, 2012, among Kratos Defense & Security Solutions, the lenders named therein, and KeyBank National Association.
10.2	Third Amendment to Credit and Security Agreement, dated as of May 8, 2012, among Kratos Defense & Security Solutions, the lenders named therein, and KeyBank National Association.
23.1	Consent of Independent Auditors, Moss Adams LLP.
99.1	Press release dated May 8, 2012, announcing the proposed acquisition of Composite Engineering, Inc.
99.2	Press release dated May 8, 2012, announcing the public offering.
99.3	Audited financial statements of Composite Engineering, Inc. for the fiscal years ended December 26, 2009, January 1, 2011, and December 31, 2011.

99.4	Unaudited condensed financial statements of Composite Engineering, Inc. as of March 31, 2012 and December 31, 2011, and for the three months ended March 31, 2012 and March 31, 2011 and the related notes to the condensed financial statements.

†
Certain schedules and exhibits referenced in this document have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the SEC upon request.

Forward-Looking Statements

        Certain statements in this Current Report on Form 8-K and in the press releases attached hereto may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements relate to a variety of matters, including but not limited to: the timing and anticipated completion of the acquisition of CEI and other statements that are not purely statements of historical fact. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of the management of the Company and CEI and are subject to significant risks and uncertainty. Investors are cautioned not to place undue reliance on any such forward-looking statements. All such forward-looking statements speak only as of the date they are made, and neither the Company nor CEI undertakes any obligation to update or revise these statements, whether as a result of new information, future events or otherwise.

        Factors that could cause actual results to differ materially from the forward-looking statements contained herein include, but are not limited to: any operational or cultural difficulties associated with the integration of the businesses of the Company and CEI; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed acquisition of CEI; unexpected costs, charges or expenses resulting from the proposed acquisition of CEI; litigation or adverse judgments relating to the proposed acquisition of CEI; risks relating to the consummation of the contemplated acquisition of CEI, including the risk that the closing conditions to acquisition of CEI will not be satisfied; the failure to realize synergies and cost savings from the transaction or delay in realization thereof; any difficulties associated with requests or directions from governmental authorities resulting from their reviews of the transaction; the risk that the Offering may not be completed; and any changes in general economic and/or industry-specific conditions. Additional factors that could cause actual results to differ materially from those described in the forward-looking statements are set forth in the prospectus supplement filed in connection with the Offering, the Company's Annual Report on Form 10-K for the year ended December 25, 2011, which was filed with the SEC on March 7, 2012, under the heading "Item 1A—Risk Factors," and in subsequent reports on Forms 10-Q and 8-K and other filings made with the SEC by the Company.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kratos Defense & Security Solutions, Inc.
By:	/s/ Deanna H. Lund
Deanna H. Lund
Executive Vice President, Chief Financial Officer

Date: May 8, 2012

QuickLinks

  Item 1.01. Entry into a Material Definitive Agreement.
  Item 3.02 Unregistered Sale of Equity Securities.
  Item 8.01 Other Events.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES